UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

October 10, 2006
Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Bonnie Circle
Corona, California	92880
(Address of principal executive offices)	(Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2006 Watson Pharmaceuticals, Inc. issued a press release announcing the resignation of Charles P. Slacik, the Company’s Executive Vice President and Chief Financial Officer.  A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

d.  Exhibits:

Exhibit No.	Description
99.1	Press Release titled “Watson Pharmaceuticals Announces Resignation of Chief Financial Officer” issued October 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2006.	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
David A. Buchen
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release titled “Watson Pharmaceuticals Announces Resignation of Chief Finacial Officer” issued October 10, 2006.